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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  December 12, 2006


                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


            001-9930                                      25-0716800
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    (Commission File Number)                   (IRS Employer Identification No.)


       1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                              13221-4737
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

              Effective December 12, 2006, Robert Panasuk, currently Senior Vice President - Co-Chief Operating Officer of The Penn Traffic Company (the "Company"), was appointed Chief Executive Officer and President of the Company.

              In addition, effective December 12, 2006, Mr. Panasuk was appointed to the Company's Board of Directors to fill a vacancy thereon.

              Pursuant to an offer letter from the Company dated December 12, 2006 (the "Panasuk Offer Letter"), the terms of which were accepted by Mr. Panasuk on December 12, 2006, Mr. Panasuk will be entitled to receive an annual salary of $500,000, with a performance and salary review within the first six months of employment. In addition to participation in the Company's 401(k), health insurance and other employee benefits programs, Mr. Panasuk will be entitled to participate in the Company's Management Performance Incentive Program (Bonus), pursuant to which he will be eligible to receive 75% of his base salary at 100% of the Plan, increasing to 150% of his base salary for exceeding the Plan. In addition, the Panasuk Offer Letter entitles Mr. Panasuk to receive a "phantom stock" award under the Company's 2006 Omnibus Award Plan. The phantom stock award entitles Mr. Panasuk, subject to his continued employment with the Company or an affiliate thereof through the settlement date, to a cash payment on the settlement date of the award equal to the excess, if any, of the fair market value of 100,000 shares of the Company's common stock on the settlement date over the fair market value on the date of grant. The fair market value of a phantom stock award on any given date is equal to the average of the high bid and low ask price of the Company's common stock on the Pink Sheets as of the most recent trading day preceding such date on which a sale of the Company's common stock occurred on the Pink Sheets. The shares of phantom stock will settle on the earlier of (i) May 1, 2009, (ii) the death or disability of the Mr. Panasuk or (iii) a "change of control" (as such term is defined in the Company's 2006 Omnibus Award Plan). The Board of Directors of the Company approved this grant on December 15, 2006. Mr. Panasuk will also continue to be entitled to receive the other benefits described in his existing arrangement with the Company relating to his current position, the material terms of which are described under Item 1.01 of the Company's Current Report on Form 8-K filed on October 6, 2006.

              A copy of the Panasuk Offer Letter is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

              Mr. Panasuk is 50 years old and has been Senior Vice President-Co-Chief Operating Officer of the Company since October 4, 2006. Prior to his joining the Company, Mr. Panasuk was Executive Vice President - Merchandising, Marketing, Distribution of A&P from 2004 to 2005. From 2002 to 2004, he served as President of

Waldbaum's Inc., and from 2001 to 2002 he was Executive Vice President - A& P Canada.

              Other than as disclosed in this Item 5.02 and in the Company's Current Report on Form 8-K filed on October 6, 2006, there have been no transactions between Mr. Panasuk or any member of his family and the Company since the beginning of the Company's last fiscal year. Additionally, there are no family relationships between Mr. Panasuk and any director or executive officer of the Company.

              In connection with the Company's appointment of Mr. Panasuk as Chief Executive Officer and President of the Company, the Company and Robert J. Kelly, the Company's Non-Executive Chairman of the Board, terminated the Consulting Agreement, dated as of June 29, 2006, between the Company and Mr. Kelly (the "Consulting Agreement") pursuant to which Mr. Kelly had been providing certain consulting and advisory services to the Company, including certain services customarily performed by a chief executive officer of a corporation. A copy of the Consulting Agreement is attached as Exhibit 99.1 to the Company's Current Report on Form 8-K filed on June 30, 2006 and is incorporated by reference herein. In connection with such termination, Mr. Kelly will not be entitled to any compensation other than as provided for in the Consulting Agreement.

              Effective December 12, 2006, Gregory J. Young, currently Senior Vice President - Co-Chief Operating Officer of the Company, was appointed Executive Vice President - Chief Operating Officer of the Company. Mr. Young will report to the President and Chief Executive Officer of the Company.

              In addition, effective December 12, 2006, Mr. Young was appointed to the Company's Board of Directors to fill a vacancy thereon.

              Pursuant to an offer letter from the Company dated December 12, 2006 (the "Young Offer Letter"), the terms of which were accepted by Mr. Young on December 12, 2006, Mr. Young will be entitled to receive an annual salary of $400,000, with a performance and salary review within the first six months of employment. In addition to participation in the Company's 401(k), health insurance and other employee benefits programs, Mr. Young will be entitled to participate in the Company's Management Performance Incentive Program (Bonus), pursuant to which he will be eligible to receive 60% of his base salary at 100% of the Plan, increasing to 120% of his base salary for exceeding the Plan. In addition, the Young Offer Letter entitles Mr. Young to receive a "phantom stock" award under the Company's 2006 Omnibus Award Plan. The phantom stock award entitles Mr. Young, subject to his continued employment with the Company or an affiliate thereof through the settlement date, to a cash payment on the settlement date of the award equal to the excess, if any, of the fair market value of 50,000 shares of the Company's common stock on the settlement date over the fair market value on the date of grant. The fair market value of a phantom stock award on any given date is equal to the average of the high bid and low ask price of the Company's common stock on the Pink Sheets as of the most recent trading day preceding such date

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on which a sale of the Company's common stock occurred on the Pink Sheets.  The shares of phantom stock will settle on the earlier of (i) May 1, 2009, (ii) the death or disability of the Mr. Young or (iii) a "change of control" (as such term is defined in the Company's 2006 Omnibus Award Plan). The Board of Directors of the Company approved this grant on December 15, 2006. Mr. Young will also continue to be entitled to receive the other benefits described in his existing agreement with the Company relating to his current position, the material terms of which were described under Item 1.01 of the Company's Current Report on Form 8-K filed on October 6, 2006.

              A copy of the Young Offer Letter is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

              Other than as disclosed in this Item 5.02 and in the Company's Current Reports on Form 8-K filed on July 13, 2006 and October 6, 2006, there have been no transactions between Mr. Young or any member of his family and the Company since the beginning of the Company's last fiscal year. Additionally, there are no family relationships between Mr. Young and any director or executive officer of the Company.

ITEM 7.01     REGULATION FD DISCLOSURE

              On December 12, 2006, the Company issued a press release announcing the appointments of Mr. Panasuk and Mr. Young. A copy of the press release is attached as Exhibit 99.3 hereto and is incorporated by reference herein.

ITEM 8.01     OTHER EVENTS

              On December 15, 2006, the Board of Directors of the Company approved the adoption by the Company of its 2006 Omnibus Award Plan. A copy of the Plan is attached as Exhibit 99.4 hereto and is incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (d) The following are attached as exhibits to this Current Report on Form 8-K:

         EXHIBIT      DESCRIPTION
         -------      -----------

         99.1 Panasuk Offer Letter, dated December 12, 2006, between the Company and Robert Panasuk, accepted on December 12, 2006.

         99.2 Young Offer Letter, dated December 12, 2006, between the Company and Gregory Young, accepted on December 12, 2006.

         99.3         Press Release dated December 12, 2006.

         99.4         The Penn Traffic Company 2006 Omnibus Award Plan.



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                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                              THE PENN TRAFFIC COMPANY



                                              By:  /s/ Randy P. Martin
                                                   ----------------------------
                                                   Name:  Randy P. Martin
                                                   Title: Senior Vice President

Dated:  December 18, 2006





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                                 EXHIBIT INDEX


         EXHIBIT      DESCRIPTION
         -------      -----------

         99.1 Panasuk Offer Letter, dated December 12, 2006, between the Company and Robert Panasuk, accepted on December 12, 2006.

         99.2 Young Offer Letter, dated December 12, 2006, between the Company and Gregory Young, accepted on December 12, 2006.

         99.3         Press Release dated December 12, 2006.

         99.4         The Penn Traffic Company 2006 Omnibus Award Plan.